NVIT Multi-Manager Mid Cap Value Fund Summary Prospectus May 1, 2013

Class Y    /    Class I    /    Class II

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y Shares	Class I Shares	Class II Shares
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%
Other Expenses	0.06%	0.21%	0.07%
Total Annual Fund Operating Expenses	0.81%	0.96%	1.07%

NSP-MM-MCV 5/13

Summary Prospectus May 1, 2013	1	NVIT Multi-Manager Mid Cap Value Fund

Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$83	$259	$450	$1,002
Class I shares	98	306	531	1,178
Class II shares	109	340	590	1,306

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 101.64% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Fund invests at least 80% of its net assets in equity securities issued by mid-cap companies. The Fund employs a “value” style of investing, which means investing in equity securities that the Fund’s subadvisers believe to be trading at prices that do not reflect a company’s intrinsic value. Companies issuing such securities may be currently out of favor, undervalued due to market declines, or experiencing poor operating conditions that a subadviser believes to be temporary. The Fund may invest in stocks of mid-cap companies that are located outside the United States. It may invest in any economic sector and, at times, emphasize one or more particular sectors. It also may engage in active and frequent trading of portfolio securities. The Fund generally considers selling a security when it no longer meets a subadviser’s criteria for inclusion in the portfolio, reaches a target price, fails to perform as expected, or when other opportunities appear more attractive.

The Fund consists of three portions managed by different subadvisers. NFA is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”), selects the Fund’s subadvisers and monitors their performance on an ongoing basis. NFA has chosen the Fund’s current subadvisers because they approach investing in stocks of mid-cap companies in a different manner from each other. For example, as of the date of the Prospectus, one subadviser attempts to purchase stocks of companies that are temporarily out of favor and hold each stock until it has returned to favor in the market, another subadviser selects companies that are undervalued based on a variety of measures and seeks to identify companies with growth potential based on effective management, and the third subadviser uses a combination of quantitative and qualitative methods to assess a company’s valuation and attractiveness. In allocating assets to the subadvisers, NFA seeks to increase diversification among securities and investment styles in order to potentially increase the possibility for investment return and reduce risk and volatility.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Mid-cap risk – medium-sized companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Value style risk – value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. In addition, value stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “growth” stocks.

Sector risk – if the Fund emphasizes one or more economic sectors, it may be more susceptible to the financial, market or economic events affecting the particular issuers and industries in which it invests than funds that do not emphasize particular sectors.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

Multi-manager risk – while NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadvisers. It is possible that the security selection process of one subadviser will not complement that of the other subadvisers. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

Portfolio turnover risk – a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies. If the value of the Fund’s investments goes down, you may lose money.

Summary Prospectus May 1, 2013	2	NVIT Multi-Manager Mid Cap Value Fund

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

Annual Total Returns – Class II Shares

(Years Ended December 31,)

Best Quarter:     17.91% – 3rd qtr. of 2009

Worst Quarter:     -17.69% – 3rd qtr. of 2011

Average Annual Total Returns

(For Periods Ended December 31, 2012)

	1 Year	Since Inception (March 25, 2008)
Class Y shares	16.73%	5.39%
Class I shares	16.65%	5.32%
Class II shares	16.35%	5.11%
Russell Midcap® Value Index (reflects no deduction for fees or expenses)	18.51%	5.66%

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadvisers

American Century Investment Management, Inc. (“American Century”)

Columbia Management Investment Advisers, LLC (“CMIA”)

Thompson, Siegel & Walmsley LLC (“TS&W”)

Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
American Century
Phillip N. Davidson, CFA	Senior Vice President, Chief Investment Officer, Value Equity and Senior Portfolio Manager	Since 2008
Kevin Toney, CFA	Vice President and Senior Portfolio Manager	Since 2008
Michael Liss, CFA	Vice President and Senior Portfolio Manager	Since 2008
Brian Woglom, CFA	Portfolio Manager	Since 2012
CMIA
Steve Schroll, CFA	Portfolio Manager	Since 2008
Paul Stocking, CFA	Portfolio Manager	Since 2008
Dean Ramos, CFA	Portfolio Manager	Since 2013
TS&W
Brett P. Hawkins, CFA	Portfolio Manager and Analyst	Since 2008

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Summary Prospectus May 1, 2013	3	NVIT Multi-Manager Mid Cap Value Fund

THIS PAGE INTENTIONALLY LEFT BLANK.

Summary Prospectus May 1, 2013	4	NVIT Multi-Manager Mid Cap Value Fund